EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of University General Health System, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011 (the “Report”), we, Hassan Chahadeh, Chairman of the Board of Directors and Chief Executive Officer and I, Michael L. Griffin, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2011	/s/ HASSAN CHAHADEH
Hassan Chahadeh
Chief Executive Officer

/s/ MICHAEL L. GRIFFIN
Michael L. Griffin
Chief Financial Officer